UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): December 12, 2003

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-16453 (Commission File Number)	22-2748248 (I.R.S. Employer Identification Number)

1250 Northpoint Parkway West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Item 5. Other Events

On December 19, 2003, HearUSA, Inc. announced the completion of a private placement of $7.5 million of five-year convertible subordinated notes with five-year common stock purchase warrants. A copy of the company’s December 19, 2003 press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The notes bear interest at the rate of 11% per annum for the first two years and then at the rate of 8% per annum thereafter. The notes and warrants may not be converted or exercised for the first two years and then may be converted by the holder at a rate of $1.75 per share and may be exercised at a strike price of $1.75 per share. HearUSA has granted registration rights to the investors covering the approximately 4.2 million shares underlying the notes and approximately 2.1 million shares underlying the warrants as well as any additional shares that may be issued to the investors as a result of the operation of antidilution provisions of the notes and warrants. The purchase agreement and the form of note, warrant and registration rights agreement have been filed as exhibits to this Current Report on Form 8-K.

HearUSA will pay to Siemens Hearing Instruments one-fourth of the net proceeds of the offering as required by the company’s credit agreement with Siemens. The company intends to use approximately $2 million of the proceeds to redeem the short-term notes placed by HearUSA in early October and the balance for working capital purposes.

This Current Report on Form 8-K and the attached press release contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements include the statements concerning the expected effects of the financing and the company’s intended use of the net proceeds. Actual events could differ materially from those stated herein and depend on a number of risks and uncertainties, including the company’s cash and capital needs, the accuracy of management’s assumptions, effectiveness of the company’s marketing efforts and general industry and market conditions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

4.1	Form of 2003 Convertible Subordinated Note due November 30, 2008.

4.2	Form of Five-Year Warrant to Purchase Common Stock, $0.10 par value per Share.

10.1	Purchase Agreement dated December 12, 2003 and December 18, 2003 by and among HearUSA, Inc. and the Purchasers named therein.

10.2	Form of Registration Rights Agreement by and among HearUSA, Inc. and the Purchasers named in the Purchase Agreement.

99.1	Press release issued December 19, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC. (Registrant)

Date: December 30, 2003	By:	/s/ Stephen J. Hansbrough

Name: Stephen J. Hansbrough
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Form of 2003 Convertible Subordinated Note due November 30, 2008.

4.2	Form of Five-Year Warrant to Purchase Common Stock, $0.10 par value per Share.

10.1	Purchase Agreement dated December 12, 2003 and December 18, 2003 by and among HearUSA, Inc. and the Purchasers named therein.

10.2	Form of Registration Rights Agreement by and among HearUSA, Inc. and the Purchasers named in the Purchase Agreement.

99.1	Press release issued December 19, 2003.

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